Exhibit 10.1

SHAREHOLDERS AGREEMENT

by and among

GLOBAL BLUE HOLDING LP

AND

SL GLOBETROTTER LP

AND

THE MANAGERS

AND

THOMAS W. FARLEY

Dated as of August 28, 2020

Annexes

Annex A	–	Form of Joinder Agreement

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT (as amended, supplemented or restated from time to time, this “Agreement”) is entered into as of August 28, 2020, by and among: (i) Global Blue Holding LP, an exempted limited partnership formed under the laws of the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and registered in the Cayman Islands General Registry under number 95120 (the “PG Shareholder”), (ii) SL Globetrotter LP, an exempted limited partnership formed under the laws of the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and registered in the Cayman Islands General Registry (the “SL Shareholder” and, together with the PG Shareholder, each a “SL/PG Shareholder” and together the “SL/PG Shareholders” or the “Institutional Shareholders”), (iii) the several Persons (as defined below), whose names and addresses are set out in the Schedule or each of his/her respective Joinder Agreements hereto (each a “Manager” and, together, the “Managers”), and (iv) Thomas W. Farley (“Thomas W. Farley”, and together with the Institutional Shareholders and the Managers, the “Shareholders”).

RECITALS

WHEREAS, following the closing (the “Closing”) of a merger agreement (“Merger Agreement”) by and among, inter alia, Global Blue Group Holding AG (the “Company”) and the Seller Parties (as defined therein), entered into on or around January 16, 2020, the Company will own the business known as ‘Global Blue’ and certain Company Securities (as defined below) will be listed on the New York Stock Exchange (the “Exchange”). Following Closing, each of the Shareholders will own certain Company Securities.

WHEREAS, the parties and certain others (defined in that agreement as the Far Point Shareholder and the Third Point Shareholders) entered into a shareholders agreement as of January 16, 2020 effective on Closing (the “Original SHA”). In accordance with section 4.4(a) of the Original SHA, the SL/PG Shareholders, the Far Point Shareholder and the Third Point Shareholders (as each of those terms are defined in the Original SHA) agreed, by letter agreement dated August 15, 2020, to vary the terms of the Original SHA effective immediately upon Closing such that at that time the Far Point Shareholder and the Third Point Shareholders ceased to be parties to the Original SHA and ceased to have any rights and obligations under the Original SHA, leaving the SL Shareholder, the PG Shareholder and the Managers as the only parties to the Original SHA.

WHEREAS, the relationship agreement (as may be amended, restated, supplemented and/or otherwise modified from time to time, the “Relationship Agreement”), by and among the the Institutional Shareholder and the Company, entered into on or around the date hereof, governs the Company’s relationship with respect to the Institutional Shareholder.

WHEREAS, the parties have agreed to enter into this Agreement to regulate the relationship between the Shareholders with respect to each other in connection with the Company, and to replace in its entirety the Original SHA.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Certain Definitions. As used in this Agreement, the following definitions shall apply:

“Action” means any claim, action, suit, assessment, arbitration or proceeding, in each case that is by or before any Governmental Authority.

“Additional Founder Shares” means 2,223,363 Common Shares, out of the 4,316,321 Common Shares received by Far Point LLC in respect of shares in Far Point Acquisition Corporation pursuant to the Merger and transferred to Thomas W. Farley and others on or around the date of this Agreement.

“Affiliate” means with respect to a person (the “First Person”):

(i)    another Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, the First Person;

(ii)    a pooled investment vehicle organised by the First Person (or an Affiliate thereof) the investments of which are directed by the First Person (or an Affiliate thereof); or

(iii)    a fund organised by the First Person for the benefit of the First Person’s (or any of its Affiliates’) partners, officers or employees or their dependants; or

(iv)    a successor trustee or nominee for, or a successor by reorganisation of, a qualified trust (being a tax advantaged fiduciary relationship between an employer and an employee in which the employee beneficiary may use his life expectancy to determine required minimum distribution amounts), but shall, where applicable, exclude portfolio companies controlled by funds managed directly or indirectly by Silver Lake Technology Management, L.L.C. or Partners Group or portfolio companies managed directly or indirectly by Persons falling within limb (i) above in respect of any of them and any of their respective partners, officers, employees or their dependents. For the avoidance of doubt, Partners Group and its Affiliates are not Affiliates of any Shareholder on the date hereof or of Silver Lake Technology Management, L.L.C. or its Affiliates.

“Articles” means the articles of association of the Company, as amended from time to time in accordance with the Board Rules.

“Board” means the board of directors of the Company.

“Board Committee Rules” means the charters of the Board Committees, as amended from time to time in accordance with the Board Rules.

“Board Committees” means the finance and audit committee and the nomination and compensation committee of the Board, and any other committees which the Board may have from time to time.

“Board Rules” means the organizational regulations of the Board, as amended from time to time in accordance with their terms.

“Business Day” means any day of the year in which national banking institutions in New York, New York, London, England, and Switzerland are open to the public for conducting business and are not required or authorized to be closed.

“Closing Date” means the date on which the Closing actually occurs.

“Closing Common Shares” means the Additional Founder Shares and the Unrestricted Founder Shares.

“Common Shares” means the registered common shares of CHF 0.01 of the Company.

“Company Securities” means, together, the (i) Common Shares, (ii) Convertible Preferred Shares and (iii) Warrants.

“Confidential Information” means any information of a secret or confidential nature concerning the Company or its Affiliates or any officer, director or employee of the Company or its Affiliates or concerning any Shareholder or any member of any Group received at any time prior to or after the date of this Agreement, but excluding any information which:

(i)

was in the possession of or was known to the applicable Shareholder or any member of its relevant Group (as applicable) prior to its receipt from the Company or its Affiliates or another Shareholder or member of any other Group (as applicable);

(ii)	was or is independently developed without the utilization of such Confidential Information;

(iii)	is or becomes public knowledge without the fault of the applicable Shareholder or any member of its Group; or

(iv)

is or becomes available to the applicable Shareholder or any member of its Group from a source other than the Company or its Affiliates or another Shareholder or member of its Group in circumstances where the applicable Shareholder or the member of its Group receiving such information is not aware that disclosure has been made in breach of an obligation of confidentiality.

“Control” means, with respect to a Person (other than an individual) (a) direct or indirect ownership of more than 50% of the voting securities of such Person, (b) the right to appoint, or cause the appointment of, more than 50% of the members of the board of directors (or similar governing body) of such Person or (c) the right to manage, or direct the management of, on a discretionary basis, the assets of such Person, and, for the avoidance of doubt, a general partner is deemed to Control a limited partnership and, solely for the purposes of this Agreement, a fund advised or managed directly or indirectly by a Person shall also be deemed to be Controlled by such Person (and the terms “Controlling” and “Controlled” shall have meanings correlative to the foregoing).

“Conversion Agreement” means that certain conversion agreement, dated on or around the date hereof, by and among the Company and each of the Seller Parties (as defined in the Merger Agreement) in respect of the Convertible Preferred Shares.

“Convertible Preferred Shares” means convertible preferred shares of the Company with those terms as set forth in the organizational documents of the Company and the Conversion Agreement.

“Director” means any of the individuals elected or appointed to serve on the Board.

“Exchange Act” means the Securities Exchange Act of 1934.

“Family Trust” means, in relation to a person, any trust or settlement set up wholly for the benefit of that person and/or that person’s siblings, spouse, civil partner, persons with whom he has been co-habiting for at least five years and any of his lineal descendants or antecedents.

“Global Blue Group” means the Company, its group companies and its direct and indirect subsidiaries (and references to “Global Blue Group Company” shall be construed accordingly).

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, self regulatory authority, governmental commission, department, board, bureau, agency or instrumentality, arbitrator, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Group” means:

(i)    in the case of the SL/PG Shareholders, each of the SL/PG Shareholders and Partners Group, and each of their respective Affiliates, but excluding the Global Blue Group;

(ii)    in the case of Thomas W. Farley, Thomas W. Farley, his Family Trust and his siblings, spouse, civil partner, persons with whom he has been co-habiting for at least five years and any of his lineal descendants or antecedents; and

(iii)    in the case of each Manager, such Manager and its permitted transferees (pursuant to clause 5 of the Management Shareholders Agreement).

“Independent Board Member” means a member of the Board who is considered by the Company to be independent in accordance with the requirements of the Exchange (including, in the context of members of the finance and audit committee, under Rule 10A-3 under the Exchange Act, as applicable) and the standards of independence promulgated by the Board from time to time.

“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Management Representative” means the Person designated as the “Management Representative” in accordance with the Management Shareholders Agreement.

“Management Shareholders Agreement” means that certain Management Shareholders Agreement, dated on or around 16 January 2020, by and among the SL/PG Shareholders, the Managers and the Company, as may be amended, restated, supplemented and/or otherwise modified from time to time.

“Necessary Action” means, with respect to a specified result, all actions necessary to cause such result to the extent achievable through the exercise of all rights held by the Person in its capacity as a shareholder of the Company or as a member of the Board referred to in paragraph (iii) of this definition, including but not limited to: (i) voting directly or by way of proxy with respect to the relevant Voting Shares, whether at any annual or extraordinary general meeting, by written consent or otherwise, (ii) causing the adoption of shareholders resolutions and amendments to organizational documents of the Company, (iii) causing members of the Board (to the extent such members were elected, nominated or designated by the Person obligated to undertake the Necessary Action) to act (subject to any applicable fiduciary duties) in a certain manner or causing them to be removed in the event they do not act in such a manner, (iv) executing agreements and instruments and (v) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Partners Group” means Partners Group Client Access 5, L.P. Inc., Partners Group Private Equity (Master Fund), LLC, and Partners Group Barrier Reef, L.P.

“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity or organization.

“PIPE Agreement” has the meaning given to it in the Merger Agreement.

“PIPE Investors” has the meaning given to it in the Merger Agreement.

“Restricted Period” means the period commencing on the Closing Date and terminating three years from the Closing Date.

“Trading Day” means any day on which the Common Shares are actually traded on the principal securities exchange or securities market on which the Common Shares are then traded.

“Unrestricted Founder Shares” means 1,500,000 Common Shares, out of the 4,316,321 Common Shares received by Far Point LLC in respect of shares in Far Point Acquisition Corporation pursuant to the Merger and transferred to Thomas W. Farley and others on or around the date of this Agreement.

“Voting Shares” means, together, the Common Shares and the Convertible Preferred Shares.

“Warrants” means warrants issued to any Person which attach to them certain rights which will allow for such warrants to be exchanged for certain Common Shares after Closing.

Section 1.2    Terms Defined Elsewhere in this Agreement. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Company	Preamble
Closing Dispute Exchange ICC	Preamble Section 4.7 Preamble Section 4.7
Relationship Agreement	Recitals
RRA	Section 3.4(a)
Rules	Section 4.7
Securities Act Transfer	Section 4.1 Section 3.2

Section 1.3    Interpretive Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References in this Agreement to a number or percentage of shares, units or other equity interests shall take into account and give effect to any split, combination, dividend or recapitalization of such shares, units or other equity interests, as applicable.

ARTICLE II

CORPORATE GOVERNANCE

Section 2.1    Board of Directors Composition.

(i) The size and composition of the Board (including the process for designating candidates for nomination and election to the Board) shall be determined pursuant to the Articles and the Relationship Agreement.

(ii) The initial Independent Board Members (meaning those appointed prior to Closing) and any additional Independent Board Members (meaning those appointed within one year after the Closing Date) shall be approved in writing by the SL Shareholder, such approval not to be unreasonably withheld.

Section 2.2    Board Committees Composition. The initial members of the Board Committees at Closing shall have been approved by the SL Shareholder prior to Closing.

Section 2.3    Organizational Amendment. Any amendment to the Articles in respect of the provisions dealing with the appointment or removal of directors, Board Rules and/or Board Committee Rules shall be approved in writing (such approval not to be unreasonably withheld) by the SL Shareholder, provided that the SL/PG Shareholders directly or indirectly are entitled to nominate at least one director to the Board pursuant to the Relationship Agreement (from time to time).

Section 2.4    Voting Agreement.

(i) Each Shareholder agrees, at any time it is then entitled to vote for the election of Directors to the Board, to take all Necessary Action, including casting all votes to which such Shareholder is entitled in respect of its Voting Shares (from time to time), whether at any annual or extraordinary general meeting, or to cause such Shareholder’s Board representative(s) to cast their vote so as to ensure that the composition of the Board complies with (and includes all of the requisite designees in accordance with) the Relationship Agreement from time to time.

(ii) Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of Directors, it will not vote any of its Voting Shares (from time to time) in favor of the removal of any Director who shall have been designated in accordance with the Relationship Agreement, unless (1) the Person or Persons entitled to designate such Director shall have consented to such removal in writing, (2) removal is compelled pursuant to the Relationship Agreement or (3) the Person or Persons entitled to designate any Director pursuant to the Relationship Agreement shall request in writing the removal, with or without cause, of such Director (in which case, each such Shareholder shall vote its Voting Shares (from time to time) in favor of such removal).

(iii) Each Shareholder agrees not to grant, or enter into a binding agreement with respect to, any proxy to any Person in respect of its Voting Shares (from time to time) that would prohibit or prevent such Shareholder from casting votes in respect of such Voting Shares in accordance with this Section 2.4.

(iv) Each Shareholder agrees, at any time it is then entitled to vote for any resolution proposed to give effect to the agreed terms of the Convertible Preferred Shares (including, but not limited to, (i) the renewal of the authorized share capital of the Company at a level which would permit the issuance by the Company of Common Shares upon the exercise by one or both SL/PG Shareholders and/or Management of their rights under the Conversion Agreement in accordance with its terms and (ii) the approval of the issuance of a preferred dividend, in each case in connection with the Convertible Preferred Shares), to take all Necessary Action, including casting all votes to which such Shareholder is entitled in respect of its Voting Shares (from time to time), whether at any annual or extraordinary general meeting or to cause such Shareholder’s Board representative(s) to cast their vote so as to ensure that the agreed terms of the Convertible Preferred Shares and the Conversion Agreement are given effect.

ARTICLE III

OTHER COVENANTS AND AGREEMENTS

Section 3.1    Conflicting Organizational Document Provisions. In the event of any ambiguity or conflict arising between the terms of this Agreement and those of the Articles, the terms of this Agreement shall prevail.

Section 3.2    Lock-up of Company Securities. Subject to Section 3.3 and Section 4.1, Thomas W. Farley agrees that until the expiration of the Restricted Period, he will not Transfer any Additional Founder Shares without the prior written consent of the SL Shareholder. For the purposes of Section 3, “Transfer” shall mean any act by a Shareholder to sell, exchange, assign, transfer, convey or otherwise dispose of, encumber, pledge or hypothecate, or agree to any of the above acts with respect to any legal or economic interest (including, without limitation, as part of a hedge), whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise, all or any (in whole or in part) of its Company Securities except that for the purposes of Section 3.4 “Transfer” will not include any act of a Shareholder to encumber, pledge or hypothecate or grant any security interest in respect of Company Securities or the agreement to do so.

Section 3.3    Lock-up Exemptions. Notwithstanding Section 3.2, Thomas W. Farley may, without the prior written consent of the SL Shareholder, effect a Transfer: (i) by way of acceptance of a public takeover offer, tender offer, merger, consolidation or similar business combination with a third party in respect of a change of Control that results in all holders of Common Shares having the right to exchange their Common Shares for cash, securities or other property and is recommended by the Board, (ii) if required by law or a Governmental Authority, or (iii) in accordance with Section 3.4.

Section 3.4    Tag-Along; Drag-Along.

(a)    If the SL Shareholder and/or the PG Shareholder (such Shareholder or Shareholders, the “Initiating Tag Transferors”) and/or any of their Affiliates propose to Transfer any Common Shares (other than to an Affiliate or to another member of its Group or to any investor direct or indirect in the SL Shareholder or PG Shareholder) by way of a transaction that is not an SEC-registered offering pursuant to the registration rights agreement (the “RRA”) dated on or around the date of this Agreement between the SL Shareholder, the Company, Thomas W. Farley and others, the Initiating Tag Transferor(s) shall ensure that Thomas W. Farley and any other member of his Group shall have the right to participate in the proposed transaction in respect of the proportion of his Closing Common Shares then held as is equal to the proportion of Common Shares (relative to its total holding of Common Shares at the relevant time) as the Initiating Tag Transferor(s) and/or their Affiliates propose to Transfer for the same consideration per Closing Common Share as being paid to the Initiating Tag Transferor(s) and/or their Affiliates and on the same terms and conditions, including date of closing and settlement, as apply to the proposed Transfer by the Initiating Tag Transferor(s) and/or their Affiliates; provided that Thomas W. Farley and any such other member of the Thomas W. Farley Group shall only be required to make representations as to itself and its ownership of the Common Shares being sold, shall not be required to provide indemnification other than (x) as to his or its respective representations and/or (y) with respect to the Company and/or its subsidiaries, on a proportionate basis with the Initiating Tag Transferor(s) or Affiliates based on the number of Common Shares being transferred, his or its indemnification shall be limited to the net proceeds from the sale of the Common Shares, and he or it shall not be required to agree to any non-competition covenant or enter into any similar ancillary agreements (provided that he or it may be required to enter into shareholders’ or similar agreements, and/or a non-solicitation covenant, in each case on the same terms and conditions as apply to the Initiating Tag Transferor(s) or Affiliates). Section 3.4 (a) will not apply where the SL Shareholder or its Affiliates exercise drag along rights under Section 3.4(b). If the SL Shareholder, PG Shareholder and/or any Affiliate Transfers any Common Shares (other than to an Affiliate or to another member of its Group or to any investor direct or indirect in the SL Shareholder or PG Shareholder) by way of a transaction that is an SEC-registered offering pursuant to the RRA, the SL Shareholder shall release from the lock-up restrictions in Section 3.2 such number of the Additional Founder Shares determined in accordance with Section 3.4(c) to enable Thomas W. Farley and any other member of his Group to exercise his participation rights under the RRA in respect of the same mix of Unrestricted Founder Shares and Additional Founder Shares had the tag along rights applied. Thomas W. Farley and his Group shall not have rights under this Agreement to participate in any Transfer to or with any PIPE Investor or any Affiliate of any PIPE Investor to the extent such Transfer arises out of or is in connection with any PIPE Agreement (including any actual or alleged breach of any PIPE Agreement or any settlement or compromise in connection therewith, or any changes to the terms thereof).

(b)    If the SL Shareholder (the “Initiating Drag Transferor”) or an Affiliate (which term shall include the PG Shareholder for so long as it is Controlled by the SL Shareholder or an Affiliate of the SL Shareholder) proposes to effect a Transfer of Common Shares (other than to an Affiliate or to another member of its Group or to any investor direct or indirect in the SL Shareholder or PG Shareholder), the Initiating Drag Transferor will have the right to require Thomas W. Farley and the other members of his Group to Transfer (where practicable as part of the same transaction) the proportion of his Closing Common Shares then held as is equal to the proportion of Common Shares (relative to its total holding of Common Shares at the relevant time) as the Initiating Drag Transferor and/or its Affiliates propose to Transfer for the same consideration per Closing Common Share as being paid to the Initiating Drag Transferor and/or their Affiliates and, where part of the same transaction, on the same terms and conditions, including date of closing and settlement, as apply to the proposed Transfer by the Initiating Drag Transferor and/or their Affiliates; provided that Thomas W. Farley and any such other member of the Thomas W. Farley Group shall only be required to make representations as to itself and its ownership of the Common Shares being sold, shall not be required to provide indemnification other than (x) as to his or its respective representations and/or (y) with respect to the Company and/or its subsidiaries, on a proportionate basis with the Initiating Drag Transferor or Affiliates based on the number of Common Shares being transferred, his or its indemnification shall be limited to the net proceeds from the sale of the Common Shares, and he or it shall not be required to agree to any non-competition covenant or enter into any similar ancillary agreements (provided that he or it may be required to enter into shareholders’ or similar agreements, and/or a non-solicitation covenant, in each case on the same terms and conditions as apply to the Initiating Drag Transferor or Affiliates). If the Initiating Drag Transferor and/or its Affiliates are unable to structure the Transfer of any Common Shares (other than to an Affiliate or to another member of its Group or to any investor direct or indirect in the SL Shareholder or PG Shareholder) to exercise the above drag along right as part of the same transaction, it can compel Thomas W. Farley and the other members of his Group to Transfer the proportion of his and their Closing Common Shares then held as is equal to the proportion of Common Shares (relative to its total holding of Common Shares immediately prior to the relevant transaction) as the Initiating Drag Transferor and/or its Affiliates Transferred pursuant to the transaction. If Thomas W. Farley or any member of his Group defaults in transferring any of his Closing Common Shares pursuant to this Section 3.4(b), any officer of the Initiating Drag Transferor is hereby irrevocably authorized to execute all documents required to effect the Transfer on his behalf in accordance with this Section 3.4(b). This Section 3.4(b) will not apply if the Transfer is effected by way of an SEC-registered offering pursuant to the RRA. Thomas W. Farley and his Group shall not have obligations under this Agreement to participate in any Transfer to or with any PIPE Investor or any Affiliate of any PIPE Investor to the extent such Transfer arises out of or is in connection with any PIPE Agreement (including any actual or alleged breach of any PIPE Agreement or any settlement or compromise in connection therewith, or any changes to the terms thereof).

(c)    If the tag along rights in Section 3.4(a) or the drag along rights in Section 3.4(b) are exercised at a time when Thomas W. Farley or any member of his Group holds Unrestricted Founder Shares, then at least 50% of the Closing Common Shares to be Transferred under Section 3.4(a) or Section 3.4(b) must comprise Unrestricted Founder Shares or, if there are insufficient Unrestricted Founder Shares to comprise 50%, then such Closing Common Shares to be Transferred under Section 3.2(a) or Section 3.2(b) must include all of the Unrestricted Founder Shares then held by Thomas W. Farley and his Group taken as a whole, provided that, if the proportion of Unrestricted Founder Shares comprised in Closing Common Shares held by Thomas W. Farley and his Group taken as a whole at the relevant time exceeds 50%, then such larger proportion of Closing Common Shares to be Transferred under Section 3.4(a) or Section 3.4(b) must comprise Unrestricted Founder Shares. If the SL Shareholder or any Affiliate Transfers any Common Shares (other than to an Affiliate or to another member of its Group or to any investor (direct or indirect) in the SL Shareholder or PG Shareholder) by way of a transaction that is an SEC-registered offering pursuant to the RRA, the number of the Additional Founder Shares to be released from the lock-up restrictions in Section 3.2 will be the same number of Additional Founder Shares that Thomas W. Farley and his Group would have been entitled to tag along had the transaction not been an SEC-registered offering pursuant to the RRA.

ARTICLE IV

GENERAL

Section 4.1    Accession and Assignment and Transfer Limitations.

The rights and obligations hereunder shall otherwise not be assignable without the prior written consent of the Institutional Shareholders; provided, however, (a) any Institutional Shareholder at any time may Transfer any Company Securities to any Person and (b) any Shareholder at any time may assign any part or all of its rights and benefits under this Agreement to any member of its Group (and to any such assignment by that member of such Group to any other member of such Group), in each case subject to such assignee executing a Joinder Agreement in the form attached hereto as Annex A and any applicable provisions below in this Section 4.1, and will thereafter be deemed to be a “Shareholder” and be subject to this Agreement as if the assignee was the relevant assigning Shareholder. Each Institutional Shareholder that Transfers Company Securities to a member of its Group that is not a party to this Agreement shall procure that the transferee executes a Joinder Agreement in the form attached hereto as Annex A. The preceding sentences of this Section 4.1 shall not apply to a transfer of Common Shares (a) in a public offering that is registered under the Securities Act of 1933, as amended (the “Securities Act”), (b) a transfer to one or more broker-dealers or their affiliates pursuant to a firm commitment purchase agreement for an offering that is exempt from registration under the Securities Act, (c) a transfer made through the facilities of a registered securities exchange or automated inter-dealer quotation system and (d) a transfer made in compliance with the manner of sale limitations of Rule 144(f) under the Securities Act or any successor rule or provision. If Thomas W. Farley Transfers Company Securities to any member of his Group, pursuant to the Joinder Agreement, such member of his Group shall appoint Thomas W. Farley as such member of his Group’s attorney-in-fact and representative to exercise all rights and powers, to give all notices and consents, to amend, supplement or otherwise modify this Agreement and to take any and all other actions as may be necessary or appropriate in connection with this Agreement, with respect to the Company Securities so Transferred, and each other Shareholder and any third party shall be entitled conclusively to rely on such appointment. If Thomas W. Farley or any member of his Group intends to Transfer any Company Securities to him or another member of his Group in accordance with this Section 4.1, he or it shall give each Institutional Shareholder at least 10 days’ prior written notice of such Transfer.

Section 4.2    Term and Effectiveness.

(a)    This Agreement is effective immediately after Closing, and supersedes in its entirety the Original SHA, and shall thereafter continue to be effective until terminated in accordance with this Section.

(b)    This Agreement shall terminate with immediate effect upon the earlier of:

(i)    any Person (other than the SL/PG Shareholder or a member of its Group) acquiring or obtaining Control of the Company;

(ii)    with respect to each Shareholder, its Group ceasing to own or control, directly or indirectly, any Company Securities in issue; and

(iii)    upon mutual written consent of the parties.

(c)    Each Shareholder may terminate this Agreement (with respect to itself only) with immediate effect by written notice to the Company on or at any time after:

(i)    the Company passes a resolution for its winding up or a court of competent jurisdiction makes an order for the Company’s winding up or dissolution;

(ii)    the commencement of any legal proceedings in relation to bankruptcy or other types of insolvency-related reorganization proceedings of the Company, unless such proceedings are frivolous or vexatious and are discharged, stayed or dismissed within 60 calendar days of commencement; or

(iii)    the Company makes an arrangement or composition with its creditors generally or makes an application to a court of competent jurisdiction for protection from its creditors generally.

(d)    The rights and obligations set forth in Section 3.2 shall terminate as set forth in such section.

(e)    Notwithstanding anything contained herein to the contrary, this Article IV shall survive any termination of any provisions of this Agreement.

(f)    The termination of any provision of this Agreement shall not relieve any party from any liability for the breach of its obligations under this Agreement prior to such termination.

Section 4.3    Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 4.4    Entire Agreement; Amendment.

(a)    This Agreement sets forth the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. This

Agreement or any provision thereof may only be amended or modified, in whole or in part, at any time by an instrument in writing signed by the Institutional Shareholders (and, if the amendment or modification would have a material and disproportionate adverse effect on the Managers, then such instrument in writing shall be signed by the Management Representative as well and, if the amendment or modification would in any material and adverse respect amend any rights or obligations of Thomas W. Farley or any member of Thomas W. Farley’s Group or would otherwise have a material and disproportionate adverse effect on Thomas W. Farley, then such instrument in writing shall be signed by Thomas W. Farley as well).

(b)    No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party (which, in the case of any Manager, may be executed and delivered by the Management Representative) against whom such waiver is claimed. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(c)    No waiver of a right under this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the party against whom such waiver is claimed. The waiver of a right under this Agreement in a specified instance or in specified circumstances shall not operate or be construed as a waiver of such right in other instances or circumstances.

Section 4.5    Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 4.6    Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 4.7    Jurisdiction; Waiver of Trial by Jury. Any Action based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in New Castle County, Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 4.7. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any action based upon, arising out of or related to this Agreement or the transactions contemplated hereby.

Section 4.8    Confidential Information.

Each Shareholder shall ensure that any Confidential Information it receives solely in its capacity as a Shareholder will be treated strictly confidentially and only be disclosed:

(a)    to the extent necessary to any member of its Group, and any member of its Group’s respective directors, officers and employees, auditors, professional advisors and other representatives, on terms that such recipient shall only use such Confidential Information in connection with that Person’s legitimate interests as a shareholder or representative or advisor of a shareholder of the Company;

(b)    if requested or required by applicable Law or by a competent court;

(c)    if requested or required by any competent securities exchange or competent regulatory or governmental body or other authority with relevant powers to which the disclosing Person is subject or submits;

(d)    if necessary to enforce this Agreement in court proceedings; or

(e)    if the Shareholder to whom the Confidential Information relates has given its written consent to disclosure.

Section 4.9    Specific Enforcement. The parties hereto acknowledge that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

Section 4.10    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received by non-automated response). All such notices, requests and other communications shall be delivered in person or sent by facsimile, e-mail or nationally recognized overnight courier and shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

(a)    To the SL Shareholder and the PG Shareholder:

c/o Maples Corporate Services Limited

PO Box 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Attention:             Legal Depart

Email:                  LegalStaff-UK@silverlake.com

with copies (which shall not constitute notice) to:

c/o Silver Lake Europe LLP

Broadbent House, 65 Grosvenor Street,

London W1K 3LH

Attention:             Legal Depart

Email:                  LegalStaff-UK@silverlake.com

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn:                  Michael O. Wolfson

E-mail:              MWolfson@stblaw.com

and a copy to:

Simpson Thacher & Bartlett LLP

CityPoint

One Ropemaker Street

London EC2& 9HU

Attn:                  Clare G. Gaskell

E-mail:              CGaskell@stblaw.com

(b)    To any Manager or Thomas W. Farley, such Notice shall be addressed or sent to the relevant Manager or (as applicable) Thomas W. Farley at the address set out in this Agreement, the Schedule or his/her Joinder Agreement (as applicable) or to such other address or to such other Person as such party shall have last designated by notice to the other parties.

Section 4.11    Deemed Service.

(a)    Notice to a Manager pursuant to this Agreement shall be deemed validly served on all of them if validly served on the Management Representative.

(b)    Each Manager hereby agrees that any legal proceedings may be served on him by delivering a copy of such proceedings to him at the address set out against his name in the Schedule or in his/her Joinder Agreement (as applicable) and Thomas W. Farley hereby agrees that any legal proceedings may be served on him by delivering a copy of such proceedings to him at the address set out above.

Section 4.12    Binding Effect; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. Except as provided in Section 4.16, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective permitted successors and assigns.

Section 4.13    Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

Section 4.14    Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 4.15    Confirmations by the Parties

(a)    Each of the parties to this Agreement acknowledges and agrees that in relation to the transactions contemplated by this Agreement:

(i)    he/she has entered into such transactions entirely on the basis of his/her own assessment of such transactions and of the risks and effect thereof and of any separate advice which he/she may have received from any Person (other than the Institutional Shareholders) and not, in the case of the Managers or Thomas W. Farley, on the basis of any information provided to him/her by, or any advice received from, or on behalf of the Institutional Shareholders;

(ii)    he/she is not a client of any member of any Group and no member of any Group is acting or has acted for him/her, nor is any member of any Group responsible to him/her for providing the protections afforded to clients of their respective firms or for advising him/her on such transactions;

(iii)    neither the appointment of a Director or other director nor the giving of advice by any such Person in his/her capacity as a director of a Global Blue Group Company is to be taken as constituting the regulated activity of providing investment advice either by such Person or by the appointing member of any Group (or an Affiliate thereof); and

(iv)    he/she is owed no duty of care or other obligation by any member of any Group in respect thereof and, insofar as he/she is owed any such duty or obligation (whether in contract, tort or otherwise) by any member of any Group, he/she hereby waives, to the extent permitted by law, any rights which he may have in respect of such duty or obligation.

Section 4.16    No Recourse. Without limiting the express obligations in this Agreement, to the maximum extent permitted by law and save to the extent required to give effect to any order of any court in respect of any claim against any party to this Agreement, this Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the parties that are expressly identified as parties hereto and no other past, present or future Affiliate, director, officer, employee, incorporator, member, manager, general or limited partner, shareholder, controlling Person, fiduciary, agent, attorney or representative of any party hereto, or any other past, present or future Affiliate, director, officer, employee, incorporator, member, manager, general or limited partner, shareholder, controlling Person, fiduciary, agent, attorney or representative of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Each party (other than a Manager) shall be entitled to enforce this section against any other party on behalf of a Person referred to in this Section.

[The remainder of the page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

GLOBAL BLUE HOLDING LP

By:	/s/ Joseph Osnoss
Name:	Joseph Osnoss
Title:	Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

SL GLOBETROTTER L.P. acting by its general partner
SL GLOBETROTTER GP, LTD.

By:	/s/ Joseph Osnoss
Name:	Joseph Osnoss
Title:	Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

THOMAS W. FARLEY

By:	/s/ Thomas W. Farley

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Alejandro Buero

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Alexandre Vukanovic

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Astrid Polivka

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Birgitta Falk

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Casimir Ehrnrooth

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:
Allan Timlin

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Damian Cecchi

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Eric Herrmann

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Fabio Ferreira

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Gianpaolo Carugo

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Gavin Ingram

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Gregory Gelhaus

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Guillaume Van Lierde

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Helena Hardaway

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Henrietta Varju

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Iveta Benková

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

James Morris

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Jan Moller

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Jeremy Henderson-Ross

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Jeremy Taylor

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Jiří Macas

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Jorge Casal

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Khalil Achkar

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Klaus List

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Laurent Delmas

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Livia Černáková

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Loic Jenouvrier

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Luca Zaffaroni

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Luis Jose Llorca Lizaso

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Malin Kockum

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Manfred Schmiedl

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Mathieu Grac

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Nathan Brown

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Nigel Dasler

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Pedro da Silva

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Philippe Bartscherer

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Pier Francesco Nervini

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Puay Hiang Tan

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Richard Brown

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Richard Menzinsky

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Ronald Christen

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Roxane Dufour

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Sakinah Sharif

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Stefano Rizzi

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Thorsten Lind

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Thomas Bucknall

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Tomas Mostany

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Viktor Kletzer

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Yann Mortreux

IN WITNESS WHEREOF, each of the parties hereto has caused this Shareholders Agreement to be executed by its duly authorized officers as of the day and year first above written.

By:	/s/ Jacques Stern

Jacques Stern as duly appointed attorney on behalf of:

Zuzana Gregorova

Schedule

MANAGER NAME	MANAGER ADDRESS
Alejandro Buero

Alexandre Vukanovic

Allan Timlin

Astrid Polivka

Birgitta Falk

Casimir Ehrnrooth

Damian Cecchi

Eric Herrmann

Fabio Ferreira

Gavin Ingram

Gianpaolo Carugo

Gregory Gelhaus

Guillaume Van Lierde

Helena Hardaway

Henrietta Varju

Iveta Benková

Jacques Stern

James Morris

Jan Moller

Jeremy Henderson-Ross

Jeremy Taylor

Jiří Macas

Jorge Casal

Khalil Achkar

Klaus List

Laurent Delmas

Livia Černáková

Loic Jenouvrier

Luca Zaffaroni

Luis Jose Llorca Lizaso

Malin Kockum

Manfred Schmiedl

Mathieu Grac

Nathan Brown

Nigel Dasler

Pedro da Silva

Philippe Bartscherer

Pier Francesco Nervini

Puay Hiang Tan

Richard Brown

Richard Menzinsky

Ronald Christen

Roxane Dufour

Sakinah Sharif

Stefano Rizzi

Thomas Bucknall

Thorsten Lind

Tomas Mostany

Viktor Kletzer

Yann Mortreux

Zuzana Gregorova

Annex A

FORM OF JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Shareholders Agreement, dated as of August 28, 2020 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Shareholders Agreement”) by and among: (i) Global Blue Holding LP, an exempted limited partnership formed under the laws of the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and registered in the Cayman Islands General Registry under number 95120 (the “PG Shareholder”), (ii) SL Globetrotter LP, an exempted limited partnership formed under the laws of the Cayman Islands, having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and registered in the Cayman Islands General Registry (the “SL Shareholder” and, together with the PG Shareholder, each a “SL/PG Shareholder” and together the “SL/PG Shareholders” or the “Institutional Shareholders”), (iii) the several Persons (as defined below), whose names and addresses are set out in the Schedule or each of his/her respective Joinder Agreements hereto (each a “Manager” and, together, the “Managers”), and (iv) Thomas W. Farley (“Thomas W. Farley”, and together with the Institutional Shareholders and the Managers, the “Shareholders”), and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Shareholders Agreement.

By executing and delivering this Joinder Agreement to the Shareholders Agreement, the undersigned hereby adopts and approves the Shareholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming the beneficial owner and/or transferee of certain Company Securities, to become a party as a “Shareholder” and to be bound by and comply with the provisions of, the Shareholders Agreement applicable to the assigning Shareholder, in the same manner as if the undersigned were an original signatory to the Shareholders Agreement.

[If Transferee is a member of Thomas W. Farley’s Group, insert:

By the execution and delivery of this Joinder Agreement, the undersigned irrevocably constitutes and appoints Thomas W. Farley as the true and lawful agent and attorney-in-fact of the undersigned with full powers of substitution to act in the name, place and stead of the undersigned with respect to the performance on behalf of the undersigned under the terms and provisions of the Shareholders Agreement and to do or refrain from doing all such further acts and things, and to execute all such documents, as Thomas W. Farley shall deem necessary or appropriate in connection with any matter under the Shareholders Agreement , which such appointment shall include the full power and authority to exercise all rights and powers, to give all notices and consents, to amend, supplement or otherwise modify the Shareholders Agreement and to take any and all other actions as may be necessary or appropriate in connection with the Shareholders Agreement, with respect to the Company Securities so Transferred. The appointment of the Thomas W. Farley shall be deemed coupled with an interest and shall be irrevocable, and any other Person may conclusively and absolutely rely, without inquiry, upon any action of Thomas W. Farley as the act of the undersigned in all matters referred to herein.]

The undersigned acknowledges and agrees that Article IV of the Shareholders Agreement is incorporated herein by reference, mutatis mutandis.

Accordingly, [                    ] has executed and delivered this Joinder Agreement as of [                    ].

(Signature of Transferee)